UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

SPIRIT REALTY CAPITAL, INC.

SPIRIT REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)

Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Drive, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Spirit Realty Capital, Inc.	Emerging growth company ☐

Spirit Realty, L.P.	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spirit Realty Capital, Inc.	☐

Spirit Realty, L.P.	☐

This Current Report on Form 8-K is filed by Spirit Realty Capital, Inc., a Maryland corporation (the “Company”), and Spirit Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), in connection with the matters described herein. The Company is the sole member of Spirit General OP Holdings, LLC, a Delaware limited liability company and the sole general partner of the Operating Partnership (the “General Partner”).

Item 1.01	Entry into a Material Definitive Agreement.

On October 3, 2017, the General Partner, as the sole general partner of the Operating Partnership, executed the Second Amended and Restated Agreement of Limited Partnership of Spirit Realty, L.P. (the “Second Amended and Restated Agreement of Limited Partnership”) in connection with the completion by the Company of an underwritten public offering of 6,900,000 shares of 6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), on October 3, 2017 (the “Series A Preferred Stock Offering”). The Second Amended and Restated Agreement of Limited Partnership designates and authorizes the issuance to the Company by the Operating Partnership of up to 6,900,000 6.000% Series A Cumulative Redeemable Preferred Units of the Operating Partnership (the “Series A Preferred Units”). The Series A Preferred Units have substantially similar rights, preferences and other privileges as the Series A Preferred Stock.

A copy of the Second Amended and Restated Agreement of Limited Partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the closing of the Series A Preferred Stock Offering on October 3, 2017, the Operating Partnership. issued to the Company 6,900,000 Series A Preferred Units in exchange for the Company’s contribution to the Operating Partnership of the net proceeds from the Series A Preferred Stock Offering. The Series A Preferred Units have substantially similar rights, preferences and other privileges as the Series A Preferred Stock. The Operating Partnership issued the Series A Preferred Units to the Company in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03	Material Modifications to Rights of Security Holders.

Spirit Realty Capital, Inc.

On October 2, 2017, the Company filed with the State Department of Assessments and Taxation of Maryland articles supplementary to its charter (the “Articles Supplementary”), classifying and designating 6,900,000 of its authorized capital stock as shares of Series A Preferred Stock. As set forth in the Articles Supplementary, the Series A Preferred Stock ranks, with respect to dividend rights and rights upon the Company’s liquidation, dissolution or winding-up, senior to its common stock, par value $0.01 per share (the “Common Stock”), and on parity with any future class or series of its capital stock expressly designated as ranking on parity with the Series A Preferred Stock.

Holders of Series A Preferred Stock, when and as authorized by the Company’s board of directors and declared by it, are entitled to cumulative cash dividends at the rate of 6.000% per annum of the $25.00 liquidation preference per share, equivalent to an annual rate of $1.50 per share. Dividends are payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning on December 31, 2017. Dividends will accrue and be cumulative from and including October 3, 2017, the first date on which shares of the Series A Preferred Stock were issued.

If the Company is liquidated, dissolved or wound up, holders of shares of the Series A Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends (whether or not authorized or declared) up to but excluding the date of payment, before any distribution or payment is made to holders of Common Stock and any other class or series of capital stock ranking junior to the Series A Preferred Stock, none of which exist on the date hereof. The rights of holders of shares of the Series A Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of any other class or series of capital stock ranking on parity with the Series A Preferred Stock as to liquidation, and junior to the rights of any class or series of capital stock expressly designated as ranking senior to the Series A Preferred Stock.

The Company may not redeem the Series A Preferred Stock prior to October 3, 2022, except in limited circumstances to preserve its status as a real estate investment trust, and pursuant to the special optional redemption provision described below. On and after October 3, 2022, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends up to but excluding the redemption date. In addition, upon the occurrence of a “Change of Control” (as defined below), the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurred, by paying $25.00 per share, plus any accrued and unpaid dividends to, but not including, the date of redemption. If, prior to the Change of Control Conversion Date (as defined below), the Company exercises any of its redemption rights relating to the Series A Preferred Stock (whether the optional redemption right or the special optional redemption right), the holders of the Series A Preferred Stock will not have the conversion rights described below with respect to the shares called for redemption.

Upon the occurrence of a “Change of Control”, each holder of the Series A Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem the Series A Preferred Stock) to convert some or all of the Series A Preferred Stock held by such holder on the Change of Control Conversion Date, referred to as the “Change of Control Conversion Right”, into a number of shares of Common Stock per share of Series A Preferred Stock to be converted equal to the lesser of:

●

the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding Series A Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (ii) the Common Stock Price; and

●	5.93120 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of the Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to the Common Stock as described in the Articles Supplementary.

Upon such a conversion, the holders will be limited to a maximum number of shares of Common Stock equal to the Share Cap multiplied by the number of shares of the Series A Preferred Stock converted. If the Common Stock Price is less than $4.215 (which is approximately 50% of the per-share closing sale price of the Common Stock reported on the NYSE on September 25, 2017), subject to adjustment, the holders will receive a maximum of an aggregate of 40,925,280 shares of Common Stock, which may result in the holders receiving a value that is less than the liquidation preference of the Series A Preferred Stock.

If, prior to the Change of Control Conversion Date, the Company has provided a redemption notice, whether pursuant to its special optional redemption right in connection with a Change of Control or its optional redemption right, holders of the Series A Preferred Stock will not have any right to convert the Series A Preferred Stock in connection with the Change of Control Conversion Right and any shares of the Series A Preferred Stock selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series A Preferred Stock, the following have occurred and are continuing:

●

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Company entitling that person to exercise more than 50% of the total voting power of all stock of the Company entitled to vote generally in the election of the Company’s directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

●

following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or ADRs representing such securities) listed on the NYSE, the NYSE American or NASDAQ or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American or NASDAQ.

The “Change of Control Conversion Date” is the date the Series A Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of the Series A Preferred Stock.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of Common Stock is solely cash, the amount of cash consideration per share of Common Stock or (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash (x) the average of the closing sale prices per share of Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Stock is then traded, or (y) the average of the last quoted bid prices for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Stock is not then listed for trading on a U.S. securities exchange.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on October 2, 2017. A copy of the Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Spirit Realty, L.P.

On October 3, 2017, the General Partner, as the sole general partner of the Operating Partnership, executed the Second Amended and Restated Agreement of Limited Partnership creating the Series A Preferred Units that mirror the rights and preferences of the Series A Preferred Stock. At the closing of the Series A Preferred Stock Offering, the Company contributed the net proceeds of the Series A Preferred Stock Offering to the Operating Partnership in exchange for 6,900,000 Series A Preferred Units. If shares of Series A Preferred Stock are converted into shares of the Common Stock, the Operating Partnership will convert an equal number of Series A Preferred Units into units of common partnership interest, and if shares of Series A Preferred Stock are converted into consideration other than shares of the Common Stock, the Operating Partnership will retire an equal number of Series A Preferred Units. The terms of conversion of the Series A Preferred Stock are described above under this Item 3.03. A complete description of the Series A Preferred Units is contained in the Second Amended and Restated Agreement of Limited Partnership filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Spirit Realty Capital, Inc.

On October 2, 2017, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland designating the powers, preferences and privileges of the Series A Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series A Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Spirit Realty, L.P.

On October 3, 2017, the General Partner, as the sole general partner of the Operating Partnership, executed the Second Amended and Restated Agreement of Limited Partnership designating the powers, preferences and privileges of the Series A Preferred Units. The information about the Second Amended and Restated Agreement of Limited Partnership under Items 1.01 and 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series A Preferred Units, is incorporated herein by reference. A copy of the Second Amended and Restated Agreement of Limited Partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On October 3, 2017, the Company completed the Series A Preferred Stock Offering for net proceeds of approximately $166.6 million, after deducting the underwriting discount and other estimated expenses payable by the Company. The Series A Preferred Stock Offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on September 25, 2017 (Registration Nos. 333-220618), a base prospectus dated September 25, 2017, included as part of the registration statement, and a prospectus supplement, dated September 26, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Act. In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of Ballard Spahr LLP regarding certain Maryland law issues regarding the Series A Preferred Stock.

In connection with the Series A Preferred Stock Offering, the Company and the Operating Partnership entered into an underwriting agreement, dated September 26, 2017, with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1*	Underwriting Agreement, dated September 26, 2017, among Spirit Realty Capital, Inc., Spirit Realty, L.P. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1*	Second Amended and Restated Agreement of Limited Partnership of Spirit Realty, L.P.

3.2	Articles Supplementary designating Spirit Realty Capital, Inc.’s 6.000% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form 8-A of Spirit Realty Capital, Inc. (File No. 001-36004) filed on October 2, 2017).

4.1	Specimen Certificate for Spirit Realty Capital, Inc.’s 6.000% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A of Spirit Realty Capital, Inc. (File No. 001-36004) filed on October 2, 2017).

5.1*	Opinion of Ballard Spahr LLP.

23.1*	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

* Filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Underwriting Agreement, dated September 26, 2017, among Spirit Realty Capital, Inc., Spirit Realty, L.P. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1*	Second Amended and Restated Agreement of Limited Partnership of Spirit Realty, L.P.

3.2	Articles Supplementary designating Spirit Realty Capital, Inc.’s 6.000% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form 8-A of Spirit Realty Capital, Inc. (File No. 001-36004) filed on October 2, 2017).

4.1	Specimen Certificate for Spirit Realty Capital, Inc.’s 6.000% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A of Spirit Realty Capital, Inc. (File No. 001-36004) filed on October 2, 2017).

5.1*	Opinion of Ballard Spahr LLP.

23.1*	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:    October 3, 2017

Spirit Realty Capital, Inc.

By:	/s/ JAY YOUNG
Jay Young
Executive Vice President, General Counsel and Secretary

Spirit Realty, L.P.
By: Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.

By:	/s/ JAY YOUNG
Jay Young
Manager